Q1 FY16 Conference Call November 10, 2015

© 2015 Lumentum Operations LLC Forward Looking Statement and Financial Presentation This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, earnings per share, gross margin, operating expense, operating margin, profitability, cash flow and other financial metrics, anticipated sales trends for our products as well as our strategies and performance as a standalone company. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (b) continued decline of average selling prices across our businesses; (c) effects of seasonality; (d) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (e) inherent uncertainty related to global markets and the effect of such markets on demand for our products. Additionally, risks related to the recent separation include the ability to recognize anticipated cost savings, and Lumentum’s ability to function successfully as a stand-alone entity, potential business disruption caused by the separation. All forward-looking statements involve risks and uncertainties that could cause actual events and terms to differ materially from those set forth herein, including those related to our business and growth opportunities. For more information on these risks, please refer to the "Risk Factors" section included in the Company’s Amended 10-K filed on September 29, 2015 . In addition, the results contained in this press release are subject to the completion of our normal quarter-end closing and review processes, and actual results could differ materially from these preliminary amounts. Factors that could cause our actual results to differ materially from those contemplated by these forward- looking statements include: inaccurate data or assumptions, in particular with respect to the period of time that Lumentum was a part of Viavi, The forward-looking statements and preliminary financial results contained in this document are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law. Unless otherwise stated, all financial results and projections are on a non-GAAP basis. Our GAAP results, details about our non- GAAP financial measures, and a reconciliation between GAAP and non-GAAP results can be found in our first quarter fiscal 2016 earnings press release which is available on our web site, www.lumentum.com, under the investors section. 2

© 2015 Lumentum Operations LLC Q1 FY16 Results (GAAP) $ millions except for EPS, % of revenue Part of Viavi – carveout financials Viavi 5 weeks / Lumentum 8 weeks Q1 FY15 Q4 FY15 Q1 FY16 Revenue $219.0 $208.9 $212.6 Gross Margin 70.3 32.1% 63.6 30.4% 66.9 31.5% Operating Expenses 65.1 29.7% 78.2 37.4% 69.4 32.6% Operating income 5.2 2.4% (14.6) (7.0)% (2.5) (1.2)% EPS (diluted) $0.07 $(0.27) $(0.01) 3  All time periods assume 58.8 million fully diluted shares outstanding.

© 2015 Lumentum Operations LLC Q1 FY16 Highlights (Non-GAAP)  Spin-off from Viavi completed August 1, 2015 – 5 weeks into Q1 FY16  Revenue of $212.6M up approximately 2% sequentially – Telecom up 5% with notable strength on ROADMs and pump lasers – Datacom down 14% - per prior conference call – Commercial lasers up 19% as fiber laser strength returned  Operating margin of 7.4% includes ~$2M of Viavi allocated SG&A costs in excess of Lumentum’s standalone run-rate – Standalone operating margin would have been 8.3% – Prior guidance of 5% to 8% on a standalone basis  EPS of $0.26 includes ~$2M of Viavi allocated SG&A costs in excess of Lumentum’s standalone run-rate – Standalone EPS would have been $0.29  Solid balance sheet – $142.1M of cash – Debt-free 4

© 2015 Lumentum Operations LLC Q1 FY16 Results (Non-GAAP) $ millions except for EPS, % of revenue Part of Viavi – carveout financials Viavi 5 weeks / Lumentum 8 weeks Q1 FY15 Q4 FY15 Q1 FY16 Revenue $219.0 $208.9 $212.6 Gross Margin 74.1 33.8% 66.9 32.0% 69.8 32.8% Operating Expenses 57.3 26.2% 58.0 27.8% 54.1 25.4% Operating income 16.8 7.7% 8.9 4.3% 15.7 7.4% EPS (diluted) $0.28 $0.15 $0.26 5  Q1FY16 Effective Tax Rate of <2%, immaterial other income and expense, 59.7 million fully diluted shares outstanding.  Q1 FY15 and Q4 FY15 EPS assume 58.8 million fully diluted shares outstanding.  Operating margin of 7.4% includes ~$2M of Viavi allocated SG&A costs in excess of Lumentum’s standalone run-rate.  Based on Lumentum’s cost structure,had we been standalone for the entire quarter operating margin would have been 8.3% and EPS would have been $0.29.

© 2015 Lumentum Operations LLC Q1 FY16 Segment Results (Non-GAAP) $ millions, % of revenue Part of Viavi Viavi 5 weeks / Lumentum 8 weeks Q1 FY15 Q4 FY15 Q1 FY16 Revenue $219.0 $208.9 $212.6 Optical Communications 176.9 178.9 177.0 Telecom1 135.5 125.9 132.7 Datacom 30.2 41.7 35.7 Industrial & Consumer2 11.2 11.3 8.6 Commercial Lasers 42.1 30.0 35.6 Gross Margin 33.8% 32.0% 32.8% Optical Communications 29.9% 30.4% 31.5% Commercial Lasers 50.5% 41.4% 39.9% 6 1. Telecom includes WaveReady which has averaged $4-5M/Q over the last 2 years. In Q1FY15 WaveReady revenue was unusually high at ~$9M. 2. Industrial & Consumer contains 3D sensing revenues as well as diode lasers sold into industrial applications.

© 2015 Lumentum Operations LLC Q2 FY16 Guidance (Non-GAAP) 7 Q1 FY16 Actual Q2 FY16 Projection Revenue $212.6M $212M - $222M Operating Margin 7.4%* 7.5 – 9.5% EPS (diluted) $0.26* $0.26 – $0.30 * Includes approximately $2M, or 3 cents per share, of Viavi allocated SG&A expenses that are in excess of Lumentum’s standalone expenses for the 5-week pre-spinoff time period. Guidance provided is based on our expectations as of today and will not be updated or confirmed as of any other date.

© 2015 Lumentum Operations LLC Investor Relations Calendar 8 Event Dates Stifel Midwest One-on-One Conference Chicago, IL Nov 12, 2015 UBS Global Technology Conference San Francisco, CA Nov 18, 2015 Barclays TMT Conference San Francisco, CA Dec 8, 2015 Raymond James Technology Investors Conference New York City, NY Dec 9, 2015 William Blair, Bus Tour Milpitas, CA Dec 10, 2015